SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2009 (December 14, 2009)

COMPOSITE TECHNOLOGY CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-10999	59-2025386

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2026 McGaw Avenue
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 428-8500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 1.01.  Entry into a Material Definitive Agreement

Effective as of December 14, 2009, the Company appointed Mr. John Brewster to serve as the President of CTC Cable Corporation, the Company’s wholly-owned subsidiary, and the Company’s Chief Commercial Officer with the following employment arrangement, pursuant to a offer letter dated as of November 30, 2009:

•	Mr. Brewster shall receive a base salary of $350,000 per year;
•	He shall be granted options to purchase 2,000,000 shares of Company common stock at $0.35 per share that vest quarterly over a three year period;
•	He shall also be granted a signing bonus of $50,000 plus 161,290 shares of our common stock; and
•	At –will employment.

Item 5.02.    Departure of Directors or Principal Officers; Election or Directors; Appointment of Principal Officers.

Effective as of December 14, 2009, the Company appointed Mr. John Brewster as the President of CTC Cable Corporation, a wholly-owned subsidiary of the Company and the Company’s Chief Commercial Officer.  The terms of his employment arrangement are described in Item 1 above.

Prior to joining the Company, Mr. Brewster was Executive Vice President and Chief Operating Officer of Calera Corporation, a company specializing in improved carbon dioxide capture.  Before joining Calera, Mr. Brewster was employed by NRG Energy, Inc., a publicly-traded corporation (NYSE:NRG), between 2000 and 2008 with senior management positions in the Development Engineering, Construction, and Procurement divisions and as Executive Vice President of Operations between 2003 to 2008 where he was responsible for the implementation of the new build and repower program along with plant operations worldwide. Mr. Brewster has also served as President of NRG South Central region and represented NRG on boards both domestically and internationally.

There is no family relationship between Mr. Brewster and any of the other executive officers and directors of the Registrant.

Item 8.01    Other Events

The Registrant held a conference call and simultaneous audio webcast to discuss its fiscal 2008 results on December 15, 2009.  A transcript of the conference call is attached as Exhibit 99.1.

The information in this Current Report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 8.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statement and Exhibits.

(a) Financial Statements of businesses acquired.  Not applicable.

(b) Pro forma financial information.  Not applicable

(c) Shell company transactions.  Not applicable.

(d) Exhibits

Exhibit Number	Description

10.1*	Offer letter by the Registrant to John Brewster effective as of December 14, 2009

99.1	Transcript of Year-End Earnings Conference Call for the Registrant dated as of December 15, 2009
*	Portions of the exhibit have been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Composite Technology Corporation

By:	/s/ Domonic J. Carney
Domonic J. Carney Chief Financial Officer

Dated: December 18, 2009

Exhibit Index

Exhibit Number	Description

10.1*	Offer letter by the Registrant to John Brewster effective as of December 14, 2009

99.1	Transcript of Year-End Earnings Conference Call for the Registrant dated as of December 15, 2009
*	Portions of the exhibit have been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission.